ASTOR CAPITAL, INC.
                         9595 WILSHIRE BLVD., SUITE 700
                             BEVERLY HILLS, CA 90212


As of September 22, 2004


Mr. Jacques Tizabi
Chief Executive Officer
Universal Detection Technologies, Inc.
9595 Wilshire Blvd.
Beverly Hills, CA 90212

    RE:  AMENDMENT TO AGREEMENT FOR INVESTMENT BANKING AND ADVISORY SERVICES

Reference is made to the certain Agreement for Investment Banking and Advisory Services, between ASTOR CAPITAL, INC. ("Astor") and UNIVERSAL DETECTION TECHNOLOGY, INC. ("UDTT"), dated June 1, 2003, as amended on April 15, 2004 (the "Agreement").

In consideration of the mutual covenants and promises contained herein, as well as, other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that effective September 30, 2004 the Agreement shall be terminated with no further obligation by either party.

Except as set forth above, all other terms and conditions contained in the Agreement shall remain in full force and effect unless and until modified in writing and signed by the parties.

If the aforementioned is accepted and agreed to, please indicate same by affixing your signature below, and together with ours shall represent the entire agreement.

Sincerely,

ASTOR CAPITAL, INC.


By: /s/ Ali Moussavi
------------------------------------
Its:  MANAGING PARTNER



Accepted, Understood & Agreed:
UNIVERSAL DETECTION TECHNOLOGY, INC.



By: /s/ Jacques Tizabi
------------------------------------
Its:  CHIEF EXECUTIVE OFFICER